INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
INCOME TAXES
Income (loss) before income taxes	$ (4,326,294)	$ (3,643,495)	$ (2,524,146)
Expected recovery at statutory tax rate	908,522	765,134	530,071
Non-deductible stock-based compensation	(649,985)	(260,896)	(150,604)
Increase in valuation allowance	(258,537)	(504,238)	(379,467)
Provision for Income Taxes	$ 0	$ 0	$ 0